UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2014

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On November 20, 2014, Wesco Aircraft Holdings, Inc. (the “Company”) announced its financial results for the fiscal year and quarter ended September 30, 2014. The full text of the press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Following the publication of this earnings release, the Company hosted an earnings call on which its financial results for the fiscal year and quarter ended September 30, 2014 were discussed. The investor presentation materials used for the call are attached as Exhibit 99.2 hereto.

On November 20, 2014, the Company posted the materials attached as Exhibits 99.1 and 99.2 on its website (www.wescoair.com).

This information (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2014, Greg Hann, the Company’s Executive Vice President and Chief Financial Officer, notified the Company of his intent to retire effective March 31, 2015 (the “Retirement Date”). He is expected to continue in his role as Chief Financial Officer until a replacement can be found, after which he will continue to serve as an employee of the Company until his Retirement Date.  Mr. Hann is expected to serve as a consultant to the Company for one year following the Retirement Date. A copy of the Company’s press release announcing Mr. Hann’s retirement is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with his retirement, the Company and Wesco Aircraft Hardware Corp. (“Hardware”), a wholly owned subsidiary of the Company, entered into a separation and consulting agreement (the “Agreement”) with Mr. Hann.

Under the terms of the Agreement, for a period of 12 months following his retirement date (the “Service Continuation Period”), Mr. Hann will provide transitional consulting services to the Company, Hardware and its subsidiaries, including advising and assisting on finance, accounting, strategy, Sarbanes-Oxley compliance, operations, merger integration and related matters.

The Agreement provides that Mr. Hann will be entitled to, subject to him signing on the Retirement Date and not revoking a general release of claims, (1) a base consulting fee in the amount of $30,000 per month during the Service Continuation Period; (2) a partial annual bonus for the first half of fiscal year 2015 with a target amount equal to 30% of Mr. Hann’s current annual base salary; (3) continued use of his Company-owned or leased automobile, and reimbursement of operating and maintenance expenses (excluding fuel expenses), for six months after his Retirement Date; (4) monthly payments of an amount equal to the COBRA premiums required to continue group medical, dental and vision coverage during the Service Continuation Period; and (5) continued vesting in any previously granted equity-based awards during the Service Continuation Period.

The Agreement contains confidentiality, non-disparagement and assignment of inventions provisions for the benefit of the Company and Hardware and prohibits Mr. Hann from soliciting the Company’s or Hardware’s employees for a period of two years following his Retirement Date.  A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

10.1	Separation and Consulting Agreement by and among Wesco Aircraft Holdings, Inc., Wesco Aircraft Hardware Corp. and Greg Hann, dated as of November 20, 2014

99.1	Press Release, issued by the Company on November 20, 2014

99.2	Investor Presentation Materials for the Earnings Conference Call

99.3	Press Release, issued by the Company on November 20, 2014

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management.  Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions.  These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control.  Therefore, you should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively manage its inventory; the Company’s ability to successfully integrate the acquired business of Haas Group Inc. in a timely fashion; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; risks associated with the Company’s rapid expansion; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the

Company’s ability to retain key personnel; risks associated with the Company’s international operations; fluctuations in the Company’s financial results from period-to-period; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; the Company’s ability to effectively compete in its industry; environmental risks; risks related to the handling, transportation and storage of chemical products; the Company’s dependence on third-party package delivery companies; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties.

The foregoing list of factors is not exhaustive.  You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission.  All forward-looking statements included in this Current Report (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2014	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Randy J. Snyder
Randy J. Snyder
Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation and Consulting Agreement by and among Wesco Aircraft Holdings, Inc., Wesco Aircraft Hardware Corp. and Greg Hann, dated as of November 20, 2014

99.1	Press Release, issued by the Company on November 20, 2014

99.2	Investor Presentation Materials for the Earnings Conference Call

99.3	Press Release, issued by the Company on November 20, 2014